UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

PETVIVO HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 14, 2022

Dear Stockholders of PetVivo Holdings, Inc.:

We are pleased to invite you to attend our 2022 Annual Meeting of Stockholders to be held on October 14, 2022 at 9:00 a.m. Central Standard Time at the offices of Fox Rothschild LLP at 222 9th Street South, Suite 2000, Minneapolis, MN 55402 The Annual Meeting is being held for the following purposes:

1.	To elect seven (7) directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To ratify the appointment of Assurance Dimensions, Inc., as our independent registered public accounting firm for the fiscal year ending March 31, 2023;

3.	To approve the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan;

4.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on August 22, 2022 may vote at the Annual Meeting or any postponements, continuations, or adjournments of the Annual Meeting. This Notice of Annual Meeting, Proxy Statement, and form of proxy are being made available on or about August 29, 2022.

We plan to hold the Annual Meeting in person. However, as part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that we may need to change the venue for the Annual Meeting or change the format to a virtual only meeting. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at www.petvivo.com and filed with the SEC as additional proxy materials. If you wish to attend the Annual Meeting in person, you must pre-register, as described in more detail in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

John Lai
Chief Executive Officer and President

Edina, Minnesota

August 29, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on October 14, 2022: This Proxy Statement, along with the Annual Report on Form 10-K for the fiscal year ended March 31, 2022, is available at the following website: www.proxyvote.com.

PROXY STATEMENT

PETVIVO HOLDINGS, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 14, 2022

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 a.m. Central Standard Time on October 14, 2022

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2022 annual meeting of stockholders of PetVivo Holdings, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on October 14, 2022 at 9:00 a.m. Central Standard Time at the offices of Fox Rothschild LLP located at 222 9th Street South, Suite 2000, Minneapolis, MN 55402. References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “PetVivo” refer to PetVivo Holdings, Inc.

We plan to hold the Annual Meeting in person. However, as part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that we may need to change the venue for the Annual Meeting or change the format to a virtual only meeting. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at www.petvivo.com and filed with the Securities and Exchange Commission (“SEC”) as additional proxy materials. If you wish to attend the Annual Meeting in person, you must pre-register, as described in more detail in the Proxy Statement.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about August 29, 2022 to all stockholders of record at the close of business on August 22, 2022. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by our stockholders, for any purpose germane to the Annual Meeting and during ordinary business hours beginning 10 days prior to the date of the Annual Meeting at our principal executive offices at 5251 Edina Industrial Boulevard, Edina, Minnesota 55439.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is included in the proxy materials?

A:	The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, as filed with the SEC on June 24, 2022 (the “Annual Report”). These materials were first made available to you via the Internet on or about August 29, 2022.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:	In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials is first being mailed on or about August 29, 2022 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q:	What items will be voted on at the Annual Meeting?

A:	Stockholders will vote on the following items at the Annual Meeting:

●	Proposal 1 - Election of seven (7) director nominees named in this Proxy Statement;

●	Proposal 2 - Ratification of the appointment of Assurance Dimensions, Inc. as our independent registered public accounting firm for the fiscal year ending March 31, 2023;

●	Proposal 3 - Approval of the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan; and

●	Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board of Directors unanimously recommends that the stockholders vote:

●	FOR Proposal 1 - the election of the seven (7) nominated directors;

●	FOR Proposal 2 - the ratification of the appointment of Assurance Dimensions, Inc. as our independent registered public accounting firm for the fiscal year ending March 31, 2023; and

●	FOR Proposal 3 - to approve the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan.

With respect to any other matter that properly comes before the Annual Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

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Q:	Who may vote at the Annual Meeting?

A:	Stockholders of record as of the close of business on August 22, 2022 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 10,072,025 shares of our common stock issued and outstanding. Each share of our common stock is entitled to one (1) vote on each matter.

Q:	What is the quorum for Annual Meeting?

A:	At the Annual Meeting, the presence in person or by proxy of one-third of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. Abstentions and broker non-votes are counted for purposes of determining whether there is a quorum.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote in person at the Annual Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Annual Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. If you elected to receive printed proxy materials by mail, you may vote by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by October 13, 2022.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on October 13, 2022.

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Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:	If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

●	At the Annual Meeting. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

●	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q.	What are broker “non-votes”?

A.	Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock.

On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposal 1 concerning the election of directors and Proposal 3 concerning the approval of the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Plan are non-routine items. If you do not give your broker instructions with regard to these proposals, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to these proposals.

Our management believes that Proposal 2 concerning the approval of Assurance Dimensions, Inc. as our independent registered public accounting firm is a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to exercise discretionary voting authority to vote your shares on Proposal 2. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposal 1 or 3, but may be voted by the brokerage firm or other nominee on Proposal 2.

Q:	What vote is required to approve each proposal?

A.	Provided a quorum is present, the following are the voting requirements for each proposal:

●	Proposal 1 – Election of Directors. Directors shall be elected by a plurality of the votes cast (meaning the seven director nominees who receive the highest number of shares voted “FOR” their election are elected). “WITHHOLD” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

●	Proposal 2 – Ratification of Appointment of Assurance Dimensions, Inc. The adoption of Proposal 2 concerning the ratification of Assurance Dimensions, Inc. as our registered public accounting firm for the fiscal year ending March 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter. With respect to Proposal 2, you may vote “FOR” “AGAINST” or “ABSTAIN” from voting on such proposal. Abstentions will have the effect of a vote “against” Proposal 2. We do not expect to receive any broker-non-votes with respect to Proposal 2, because it is a routine matter for which most brokerage firms will exercise discretionary voting power if they do not receive instructions from their clients.

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●	Proposal 3 – Approval of the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan. The adoption of Proposal 3 concerning the approval of the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter. With respect to Proposal 3, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on such proposal. Abstentions will have the effect of a vote “against” Proposal 3. Broker non-votes will have no effect on the vote for Proposal 3.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to John Dolan, our Corporate Secretary at PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439 or via email to jdolan@petvivo.com prior to your shares being voted, or (3) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request in writing or vote in person at the Annual Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the meeting.

Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described under “Can I change my vote or revoke my proxy?”

Q.	How are proxies solicited for the Annual Meeting?

A:	Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

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Q:	How do I register to attend the Annual Meeting in person?

A:	Due to COVID-19 precautions, if you wish to attend the Annual Meeting in person, you must register in advance. Please contact John Dolan, our Corporate Secretary, no later than Thursday, October 13, 2022, at Noon Central Standard Time. You can contact Mr. Dolan in writing at Corporate Secretary, PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439, via email to jdolan@petvivo.com or via telephone at (952) 405-6216. When contacting us, please provide us your name, the name under which you hold common stock of record, or evidence of your beneficial ownership of common stock. As noted above, if you own common stock in street name you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares in order to vote for your shares at the Annual Meeting. On the day of the Annual Meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport.

Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q.	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: John Dolan, Corporate Secretary, PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439 or via email to jdolan@petvivo.com. Stockholders who receive multiple copies of the Proxy Statement or Annual Report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement and Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officer and directors (ages as of August 1, 2022):

Name	Age	Positions and Offices With Registrant
John Lai	59	Chief Executive Officer, President and Director
Robert Folkes	60	Chief Financial Officer
John Dolan	58	Vice President Business Development, General Counsel, and Secretary
Randall Meyer	59	Chief Operating Officer
Gregory Cash	65	Director
David Deming	62	Director
Joseph Jasper (1)(2)	58	Director
Scott Johnson (3)	57	Director
James Martin	83	Director and Chairman of the Board of Directors
Robert Rudelius (2)(3)	66	Director
Robert Costantino (1)(3)	63	Director
Leslie Coolidge (1)(2)	63	Director

(1)	Member of the Audit Committee.

(2)	Member of the Nominating and Governance Committee.

(3)	Member of the Compensation Committee.

Biographies of Directors and Officers

John Lai. Mr. Lai has served as a director and senior executive officer since March 2014, serving in various capacities that include serving as our Chief Financial Officer from May 2018 through December 2018 and serving as our Chief Executive Officer from March 2014 to May 2017 and June 2019 to present. From March 2012 to April 2016, Mr. Lai also was Chief Executive Officer and a director of Blue Earth Resources, Inc., a small public company which acquired and managed working interests in producing oil and gas leases in Louisiana. Mr. Lai has over thirty years of senior executive and operational management and financial experience while holding key executive positions with several public companies in various industries. In 1992, Mr. Lai founded, and until December 2012 was the principal owner and President of Genesis Capital Group, Inc., which provided significant consulting services to many public and private companies in powersports, technology, and other industries, while advising its clients in corporate development, mergers and acquisitions, and private and public capital-raising through equity offerings. Mr. Lai’s role as a co-founder of our Company and his many years of experience as a chief executive officer of many public or private companies are material factors regarding his qualifications to serve on our Board of Directors.

Robert Folkes. Mr. Folkes has served as our Chief Financial Officer since April 14, 2021. Prior to joining us, he served as the Chief Operating Officer from February 2015 until September 2020 and as the Chief Financial Officer from 2005 until April 2016 of Tactile Systems Technology, Inc. (NASDAQ: TCMD), a manufacturer and developer of at-home therapy devices that treat chronic swelling conditions such as lymphedema and chronic venous insufficiency and as a financial consultant from September 2020 through April 13, 2021. Prior to joining TCMD in 2004, Mr. Folkes was the Chief Financial Officer for Advanced Respiratory, a medical device company, from 1997 until its sale in 2003. Prior to joining Advanced Respiratory, Mr. Folkes was an Audit Senior Manager for Ernst & Young LLP. He served as Ernst & Young’s Senior Manager of the Entrepreneurial Services Group, and was involved with numerous SEC registrations, mergers and acquisitions. Mr. Folkes is a Certified Public Accountant and earned a B.A. in Accounting from the University of Minnesota – Carlson School of Management.

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John Dolan. Mr. Dolan has served as our General Counsel and Secretary since June 2021 and as our Chief Business Development Officer since November 2021. He previously served as our Chief Financial Officer from March 2014 to November 2017. He also served as a director of the Company from March 2014 through March 2022. From June 2000 to July 2012, Mr. Dolan was a shareholder in the intellectual property group of the Minneapolis law firm of Fredrikson & Byron, where he specialized in securing and protecting domestic and foreign patent and other IP rights for various clients including biomaterials technology and products. His extensive career in the intellectual property field includes serving as a patent examiner with the U.S. Patent and Trademark Office.

Randall Meyer. Mr. Meyer has served as our Chief Operating Officer since November 2021, and previously served in the same role from April 2015 to November 2017. He worked as an independent consultant for the Company between December 2017 and October 2021. From January 2009 to April 2015, Mr. Meyer served as Chief Operating Officer of Gel-Del Technologies, Inc., our wholly-owned subsidiary, while being in charge of all operational and marketing activities of Gel-Del. He also served as a director of the Company from April 2015 through March 2022. Prior to joining Gel-Del, Mr. Meyer’s substantial medical device industry management experience included being Chief Operating Officer of Softscope Medical Technologies, Inc. and being Chief Executive Officer of Tactile Systems Technology, Inc.

Gregory Cash. Mr. Cash has served as a director of the Company since July 2019. He has more than 35 years senior management and/or key sales and marketing executive experience in the life sciences industry, including being Chief Executive Officer or Division President of publicly traded and privately held cardiovascular medical device companies. Since 2011, he has been the Chief Executive Officer and principal owner of Argent International LLC in Minneapolis, MN, a consulting firm he founded to provide management, marketing and financial consulting services to start-up and established companies in the life sciences industry. Prior to founding Argent, Mr. Cash served for over thirty years in senior executive management or marketing roles with leading medical device companies, including five years with Boston Scientific Corporation and over fourteen years with Medtronic, Incorporated. Mr. Cash’s many years of experience as an executive in the medical device industry are material factors regarding his qualification to serve on our Board of Directors.

David Deming. Mr. Deming has served as a director of the Company since September 2017. Mr. Deming has over 35 years of institutional investment management experience with pensions, endowments, family offices and high net worth investors. He is currently serving as the Chief Investment Officer of Onward for Business, a main street business brokerage firm, which he joined in January 2020. He served for over 19 years as the Director of Business Development at Arbor Capital Management, LLC from January 1997 until October 2016. Subsequent thereto, he served as the Director of Marketing and Investor Relations at BCCM Advisors, an alternative investment platform, from August 2018 to March 2020 and as the Director of Business Development, Chief Compliance Officer and Partner at Asymmetric Capital Management from October 2016 until August 2018. Prior thereto, he held positions with brokerage and trading firms, including, Merrill Lynch, Paine Webber, and Leuthold Weeden Capital Management, and was a floor trader at the Chicago Board of Trade. Mr. Deming’s extensive experience in the finance industry is a material factor which demonstrates his qualifications to serve on our Board of Directors.

Joseph Jasper. Mr. Jasper has served as a director of the Company since August 20, 2018. He is a Chartered Financial Analyst who since 2018 has served as Chief Financial Officer and Chief Operating Officer for Windigo Logistics, Inc., a software-as-a-service company serving contractors within the logistics industry. From 2005 to 2018, Mr. Jasper served as Chief Executive Officer of Vermillion Capital Management, an institutional investment firm. From 2002 to 2005, Mr. Jasper was Managing Director and Director of Fixed Income Strategy and Marketing for Piper Jaffray Company. Prior to 2002, he spent 20 years managing, structuring and selling fixed income and equity securities at several leading investment banking firms, including U.S. Bancorp Libra and UBS PaineWebber. Mr. Jasper also serves as a director of Windigo Logistics, GroundCloud Safety, LLC, and Vermilion Capital Management, all privately-held companies. He has previously served as a director or principal advisor to many operating and venture-stage companies across a broad range of industries. Mr. Jasper received an MBA degree from the University of St. Thomas, where he also has served as an Adjunct Professor of Finance. Mr. Jasper’s extensive financing and accounting expertise are material factors which demonstrate his qualifications to serve on our Board of Directors.

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Scott Johnson. Mr. Johnson has served as a director of the Company since July 2019. He is a licensed professional engineer with over 30 years of experience in the life sciences industry. He has been a leader in cross-functional engineering, risk management, design controls, production engineering, quality control, auditing, and FDA compliance for numerous manufacturers. Since 2012, he has been the President and principal owner of Stratego, Inc., a life science consulting corporation he founded to provide client services for the remediation of significant challenges with the FDA. Significant engagements of Stratego include risk management and post-market surveillance services for defibrillator products at Philips Healthcare, risk management and quality audit services for combination products at Baxter and Hospira, a subsidiary of Pfizer, quality remediation management for implantable medical devices at St. Jude Medical, a product regulatory roadmap for Varuna Biomedical and engineering PMA submissions content at Zimmer Biomet - Biologics. Mr. Johnson’s lengthy past employment includes five years of employment with SciMed Life Systems, four years systems engineering, testing, and compliance liaison for PumpWorks, and Part 11 compliance project manager for automated production and test systems at Boston Scientific. His engineering projects for the production of medical devices include substantial domestic and foreign facility experience. Mr. Johnson’s many years of experience as an executive in the life science industries and expertise with medical product design and regulatory issues are material factors which demonstrate his qualifications to serve on our Board of Directors.

James Martin. Mr. Martin has served as a director of the Company since July 2019. He is a retired Certified Public Accountant and attorney whose career included his responsibility as Partner in Charge of KPMG LLP’s tax practice for its Newport Beach, California office. In that role he provided and oversaw the rendition of tax services for numerous clients in varied industries. He retains his AICPA membership and holds Accounting and Law Degrees from the University of Washington and, on a Fellowship, received a Master of Laws Degree from New York University. Mr. Martin’s extensive accounting expertise is a material factor which demonstrate his qualifications to serve on our Board of Directors.

Robert Rudelius. Mr. Rudelius has served as a director of the Company since August 2018. Currently, he is the Chief Executive Officer and Managing Director of Noble Ventures, LLC, a company he founded in 2001 that provides advisory and consulting services to early and mid-stage companies in the information technology, communications, medical technology and social e-commerce industries. He is also the co-founder, President & CEO of MedicaMetrix, Inc., a company that is building a commercialization engine that will launch a stream of medical devices aimed at delivering transformative healthcare solutions for unmet medical needs. From April 1999 through May 2001, when it was acquired by StarNet L.P., Mr. Rudelius was the founder and CEO of Media DVX, Inc., a start-up business that provided a satellite-based, IP-multicasting alternative to transmitting television commercials via analog videotapes to television stations, networks, and cable television operators throughout North America. From April 1998 to April 1999, Mr. Rudelius was the President and Chief Operating Officer of Control Data Systems, Inc., during which time Mr. Rudelius reorganized and re-positioned the software company as a professional technology services company, resulting in the successful sale of the company to British Telecom. From October 1995 through April 1998, Mr. Rudelius was the founding Managing Partner of AT&T Solutions, Inc., a subsidiary of AT&T Inc. (NYSE: T) and headed the Media, Entertainment & Communications industry practice. From January 1990 through September 1995, Mr. Rudelius was a partner in McKinsey & Company’s information, technology and systems practice, during which time he headed the practice in Japan and the United Kingdom. Mr. Rudelius began his career at Arthur Andersen & Co. where he was a leader in the firm’s financial accounting systems consulting practice. Mr. Rudelius served as a member of the Axogen, Inc. (NASDAQ: AXGN) Board of Directors for ten years from September 2010 through September 30, 2020, where he served on the audit committee and as a member of the compensation committee. Mr. Rudelius has an M.B.A. from the Kellogg School of Management at Northwestern University and a B.S. in mathematics and economics from Gustavus Adolphus College in St. Peter, Minnesota. Mr. Rudelius’ qualifications to serve on our Board of Directors include his extensive executive leadership and financial experience, particularly in connection with rapid growth technology businesses, and his experience as a director of publicly traded companies.

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Robert Costantino. Mr. Costantino has served as director of the Company since July 27, 2022. Mr. Costantino is a retired senior executive with several decades of experience serving as Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and in various other senior executive leadership positions at multiple large companies. Mr. Costantino is currently serving as a director of CURE Pharmaceutical Holdings Corp. (OTC: CURR), and several Yamaha Motor Finance companies. He served as Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer of WFS Financial (Nasdaq: WFSI), an automotive/commercial finance company from, while concurrently serving as Executive Vice President, Chief Financial Officer and Chief Operating Officer of Westcorp (NYSE: WES), a regulated bank from 2005-2007. In each of these roles, Mr. Costantino was responsible for operational and financial oversight, including SEC filings, investor relations and treasury. Mr. Costantino played a key role in negotiating the sale of both companies to Wachovia (Wells Fargo) for $3.9 billion. Prior to that, he was President, Chief Executive Officer and a director of Mitsubishi Motors Credit of America, an automotive finance company with over $10 billion in assets from 2002-2005, where he played a key role in improving profitability and negotiating the sale of the company’s assets to Merrill Lynch. Prior to that, he served for 17 years in various management positions of increasing responsibility at Volvo Cars of North America, including serving as Senior Vice President and Chief Financial Officer of both the automotive parent company and the captive finance company. Mr. Costantino is also a retired Certified Public Accountant. Mr. Costantino’s extensive executive leadership and financial experience, particularly in connection with publicly traded companies, demonstrates his qualifications to serve on our Board of Directors.

Leslie Coolidge. Ms. Coolidge has served as a director of the Company since July 27, 2022. From 2017 to 2020, she served as a director of Power Solutions International, Inc. (OTC Pink: PSIX), where she chaired that company’s Audit Committee. She retired as an Audit and SEC Reviewing Partner from KPMG LLP in May 2009. At KPMG, Ms. Coolidge led significant global audit engagements, serving major companies with their complex accounting, financial and strategic needs. During her 28 years at KPMG, Ms. Coolidge led engagement teams auditing SEC registrants and concurrently served as concurring reviewing partner. In addition to her client engagements, she served as a partner in KPMG’s Department of Professional Practice as well as the firm’s representative on the American Institute of CPAs’ Accounting Standards Executive Committee. Ms. Coolidge has served on the Board of the Chicago Academy of Sciences and its Peggy Notebaert Nature Museum since 2002. Ms. Coolidge holds a Bachelor of Arts degree in Government from Harvard University and a Master of Science degree in Accounting from New York University. Ms. Coolidge’s extensive accounting expertise demonstrates her qualifications to serve on our Board of Directors. Ms. Coolidge brings to the Board a wealth of experience and knowledge of public company financial reporting and accounting and her experience at the highest levels of a Big Four accounting firm is an invaluable resource to the Board in its oversight of the Company’s financial statements and SEC filings.

Family Relationships

There are no family relationships between executive officers or directors of the Company.

Skills and Qualifications of the Directors

The Board believes that the qualifications of the directors, as set forth in their biographies, which are listed above, give them the qualifications and skills to serve as directors of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”, requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. To the Company’s knowledge, based solely on a review of the Form 3’s, 4’s and 5’s electronically filed with the SEC during fiscal 2022, all such filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with, except Mr. Folkes filed his Form 3 late due to administrative issues with securing his filing codes.

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CORPORATE GOVERNANCE

Director Independence

Since August 13, 2021, our common stock and warrants have been listed on the Nasdaq National Market, or Nasdaq, under the symbols “PETV” and “PETVW,” respectively. Under Nasdaq Rule 5605 (“Nasdaq Rules”), independent directors must comprise a majority of a listed company’s board of directors.

Our Board of Directors has affirmatively determined, after considering all the relevant facts and circumstances, that each of Leslie Coolidge, Robert Costantino, Joseph Jasper, Scott Johnson, James Martin and Robert Rudelius are independent, as “independence” is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and does not have a relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us) that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Accordingly, a majority of our directors are independent, as required under the applicable Nasdaq rules.

Corporate Charters, Corporate Governance, and Code of Ethics

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominating and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted a Code of Business Conduct and Ethics (“Code of Ethics”) which applies to our board of directors, executive officers and other employees. Our Code of Ethics outlines the broad principles of ethical business conduct we have adopted, including subject areas such as confidentiality, conflicts of interest, corporate opportunities, public disclosure reporting, protection of company assets, and compliance with applicable laws. We post on our website, at www.petvivo.com, the charters of our Audit, Compensation, and Nominating and Corporate Governance Committees; our Code of Ethics and any amendments or waivers thereto; and any other corporate governance materials contemplated by the SEC or Nasdaq. These documents are also available in print to any stockholder requesting a copy in writing from our Corporate Secretary at our executive offices set forth in this Proxy Statement.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and the Chief Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at the Company. Mr. Martin serves as our Chairman and Mr. Lai serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management.

Executive Sessions

We regularly schedule executive sessions in which non-employee directors will meet without the presence or participation of management, with at least one of such sessions including only independent directors. Our Chairperson will chair the executive sessions.

Board and Committee Meetings

Our Board of Directors held a total of eleven (11) meetings during the fiscal year ended March 31, 2022. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which such director was a member.

During the fiscal year ended March 31, 2022, the Audit Committee held five (5) meetings, the Compensation Committee held six (6) meetings and the Nominating and Corporate Governance Committee held four (4) meetings.

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Annual Meeting Attendance

We encourage our directors to attend each annual meeting of stockholders. All of our directors virtually attended the annual meeting of stockholders last year.

Board Committees

Our Board of Directors has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (“Nominating Committee”).

Audit Committee

Our Audit Committee consists of Leslie Coolidge (Chair), Robert Costantino and Joseph Jasper, each of whom is independent within the meaning of the rules of the SEC and the Nasdaq Rules. Our Board has determined that, based on her professional qualifications and experience described above, Leslie Coolidge is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Nasdaq Rules.

The primary functions of the Audit Committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; (iii) the independent audit process; and (iv) compliance with our Code of Ethics, as well as conflicts of interest and related party transactions. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors, and (d) funding. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter.

Compensation Committee

Our Compensation Committee consists of Robert Rudelius (Chair), Robert Costantino and Scott Johnson, each of whom is an independent director under the Nasdaq Rules.

The functions performed by the Compensation Committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The Compensation Committee makes all final compensation decisions for our executive officers, including equity grants. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented.

The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other executive officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (“Nominating Committee”) consists of Joseph Jasper (Chair), Leslie Coolidge, and Robert Rudelius, each of whom is an independent director under the Nasdaq Rules.

The Nominating Committee identifies the candidates for Board membership. In identifying candidates, the Nominating Committee seeks recommendations from existing Board members, executive officers of the Company, and all persons who own more than five percent (5%) of the Company’s outstanding securities. The Nominating Committee has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds, and professional expertise, among other factors. The Nominating Committee may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board.

In addition, the Nominating Committee will consider any candidates that may have been recommended by any of the Company’s stockholders who have made those recommendations in accordance with the procedures described in the Company’s Bylaws. In addition, such stockholder recommendations must be accompanied by (i) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the Board of Directors, and (ii) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from stockholders requesting a candidate for inclusion among the slate of nominees in the Company’s Proxy Statement. All of the directors of the Company participated in the consideration of the director-nominees included in this Proxy Statement.

Board Diversity Matrix

In 2021, Nasdaq amended its listing rules to require disclosure of specified board diversity metrics and diverse board composition, subject to certain exceptions and phase-in periods. The table below provides the composition of our Board based on voluntary self-identification of gender identity and other demographics. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq rules and related guidance and instructions.

Board Diversity Matrix (As of August 22, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclosure Gender
Part I: Gender Identity
Directors	1	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

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Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face including operational, cybersecurity, information technology, human capital, environmental, economic, financial, legal, regulatory and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC, as well as risks relating to specific developments, such as new product introductions. Our management team maintains primary responsibility for the Company’s risk management, and the Board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks.

The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Nominating Committee monitors the effectiveness of our corporate governance policies and the selection of prospective Board members and their qualifications, The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks. Each committee must report findings regarding material risk exposures to the Board as quickly as possible.

Employee, Officer and Director Hedging and Pledging

The Company has adopted an Insider Trading Policy that applies to all directors, officers and employees. The Insider Trading Policy provides that the Company’s directors, executive officers and their respective family members and others in their households (1) may not enter into hedging or monetization transactions or similar arrangements with respect to Company securities, and (2) may not hold Company securities in a margin account or pledge Company securities as collateral for a loan. Additionally, the Company’s officers, directors, and certain designed employees are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.

Communication with the Board of Directors

Any stockholder may communicate with the Board or an individual director by contacting John Lai, Chief Executive Officer, PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, MN 55439, or by email to: John Dolan, Corporate Secretary at jdolan@petvivo.com, Subject: Communication to Board of Directors. The Board has instructed the Chief Executive Officer to review this correspondence and determine, at his discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response. In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

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AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged Assurance Dimensions, Inc. (“Assurance”) as our independent registered public accounting firm to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. The Audit Committee hereby reports as follows:

The Audit Committee has:

i.	Reviewed and discussed the Company’s audited financial statements for the fiscal year ended March 31, 2022 with the management of the Company;

ii.	Discussed with Assurance the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

iii.	Received the written disclosures and the letter from Assurance required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Assurance its independence; and

iv.	Based on the review and discussion referred to in paragraphs (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended March 31, 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022.

Members of the Audit Committee as of the date of filing the 10-K

/s/ James Martin, Chairman
/s/ David Deming
/s/ Joseph Jasper

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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EXECUTIVE COMPENSATION

The Company qualifies as a “smaller reporting company” under rules adopted by the SEC. Accordingly, the Company has provided scaled executive compensation disclosure that satisfies the requirements applicable to the Company in its status as a smaller reporting company. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a compensation discussion and analysis or a compensation committee report, and certain other tabular and narrative disclosures relating to executive compensation.

Our named executive officers (“Named Executive Officers”) for the fiscal year ended March 31, 2022 (“fiscal 2022”) were as follows:

●	John Lai, Chief Executive Officer and President;
●	Robert J. Folkes, Chief Financial Officer; and
●	Randall Meyer, Chief Operating Officer.

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation paid to or earned by our Named Executive Officers for fiscal 2021 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
John Lai	2022	202,083	20,000	481,500	—	6,160	709,743
CEO and President	2021	91,668	0	148,602	—		240,270

Robert J. Folkes
Chief Financial Officer(4)	2022	211,250	100,000	173,340	—	3,348	487,938

Randall Meyer
Chief Operating Officer(5)	2022	128,333	30,000	208,650	—		366,983

(1)	Amounts reported represent discretionary bonus payments on amounts earned in fiscal 2022, which were paid on July 1, 2022.

(2)	Amounts shown represent grant date fair value computed in accordance with ASC Topic 718, with respect to restricted stock awards (based on the closing price of our common stock on the grant date) and stock option awards. Information regarding the valuation assumptions used in the calculations are included in “Note 15 – Common Stock and Warrants” of our audited consolidated financial statements included in our Annual Report on Form 10-K for our fiscal year ended March 31, 2022.

(3)	Represents the payment of health insurance premiums by the Company for Mr. Lai and Mr. Folkes.

(4)	Mr. Folkes was appointed to serve as the Company’s Chief Financial Officer on April 14, 2021.

(5)	Mr. Meyer was appointed to serve as the Company’s Chief Operating Officer on September 9, 2021.

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Narrative Disclosure to the Summary Compensation Table

The following is a discussion of certain terms that we believe are necessary to understand the information disclosed in the Summary Compensation Table.

Base Salaries

The Company’s Named Executive Officers receive a base salary for services rendered to the Company, which is set forth in their respective employment agreements. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. From April 1, 2020 through September 8, 2021, Mr. Lai received a base salary of $100,000 which was increased to $275,000, effective as of September 1, 2022. Mr. Folkes joined the Company on April 14, 2021, and his initial salary was $190,000 per year, which was increased to $240,000 per year effective as of September 1, 2022. Mr. Meyer joined the Company, as its Chief Operating Officer, on September 9, 2021 and his base salary is $220,000 per year.

Bonuses

In November 2021, the Company established a bonus plan for its executives and employees, with a performance target based on total revenues. If the Company achieved the performance target, each executive would receive a bonus equal to a certain percentage of his or her salary. The Company realized that the performance target would not be achieved because the Company’s ability to sell its lead product, Spryng™, was limited because it did not have canine and equine studies which distributors and other vendors needed to review before purchasing the Company’s products. The Compensation Committee determined that the performance target was unrealistic and not an appropriate target for the Company at this time. The Compensation Committee believed that the executives and other employees had done exceptional work in transitioning the Company from being a start-up company to a revenue-producing company. As such, the Compensation Committee awarded discretionary bonuses to the executives and other employees. The Compensation Committee awarded discretionary bonuses to Mr. Lai, Mr. Folkes and Mr. Meyer for their services in fiscal 2022 in the amounts of $20,000, $100,000 and $30,000, respectively. The Company made these bonus payments to the Named Executive Officers on July 1, 2022.

Equity Compensation

Our Compensation Committee administers the PetVivo Holdings, Inc. 2020 Equity Incentive Plan (the “Plan”) and approves the amount of, and terms applicable to, grants of stock options, restricted stock units, and other types of equity awards to employees, including the Named Executive Officers. The Plan permits the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units (“RSU’s), and stock bonus awards (all such types of awards, collectively, “equity awards”), although incentive stock options may only be granted to employees.

On April 14, 2021, the Company granted 34,000 restricted stock units (“RSU’s”) to Mr. Folkes pursuant to the terms of his employment agreement. These RSU’s vest over a three-year period, with 10,000 RSU’s vesting on January 1, 2022, 10,000 vesting on January 1, 2023, and 14,000 vesting on January 1, 2024. Furthermore, these RSU grants are subject to Mr. Folkes remaining employed at the Company.

On September 9, 2021, the Compensation Committee granted RSU’s to our Named Executive Officers for their exceptional performance in assisting the Company in closing its public offering in which it raised $11.2 million in gross proceeds and listed its common stock and warrants on the NASDAQ Capital Market. The Named Executive Officers received the following RSU grants: Mr. Lai - 150,000 RSU’s, Mr. Folkes - 54,000 RSU’s, and Mr. Meyer - 65,000 RSU’s. These RSU’s vest in three installments, with 1/3 vesting on March 31, 2022, 1/3 vesting on March 31, 2023 and 1/3 vesting on March 31, 2024, based upon continued employment with the Company. These RSU’s will vest immediately if there is a Change in Control (as defined in our Plan).

For the grant date fair values of the RSU’s, please see the Summary Compensation Table above.

Perquisites

We offer health insurance to our Named Executive Officers on the same basis that these benefits are offered to our other eligible employees. We offer a 401(k) plan to our executives and other eligible employees. The Company also provides other benefits to its Named Executive Officers on the same basis as provided to all of its employees, including vacation and paid holidays.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2022

The following table sets forth for each Named Executive Officer, information regarding outstanding equity awards as of March 31, 2022. The option awards and per share amounts for all periods reflect our 1-for-4 reverse stock split, which was effective November 20, 2020. Market value is based on the closing stock price of $2.04 on March 31, 2022.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
John Lai	75,000	(1)	60,000	(1)	2.24	10/31/2024	100,000	(2)	$204,000
	19,847		—		1.95	12/31/2024	—		—
	24,253		—		1.27	3/31/2025	—		—
	7,441		—		1.60	6/30/2025	—		—
Robert J. Folkes	—		—		—	—	60,000	(3)	$122,400
	—		—		—	—	—		—
Randall Meyer	10,547		—		1.20	1/15/2029	43,333	(4)	$88,399
	1,213		—		1.95	12/31/2024	—		—
	1,104		—		1.27	3/31/2025	—		—
	559		—		1.60	6/30/2025	—		—
	—		—		—	—	—		—

(1)	Mr. Lai was granted a warrant to purchase up to 135,000 shares of our common stock at an exercise price of $2.24 per share pursuant to his employment agreement. The warrants have a five-year term and 90,000 warrants vest quarterly over a three-year term and 45,000 warrants vest based on certain performance conditions; 22,500 of which have expired and 22,500 of which vest if the Company completes a successful listing on a national securities exchange and sustains a stock price of at least $16.00 for the thirty consecutive days of trading.

(2)	Comprised of 100,000 unvested shares underlying an RSU award granted on September 9, 2021, which will vest in equal installments on March 31, 2023, and March 31, 2024, subject to the executive’s continued employment with the Company. The RSU’s will vest immediately if there is a Change in Control (as defined in our Plan).

(3)	Comprised of 24,000 unvested shares underlying an RSU award granted on April 14, 2021, with 10,000 shares vesting on January 1, 2023, and 14,000 shares vesting on January 1, 2024 and 36,000 unvested shares underlying an RSU award granted on September 9, 2021, which will vest in equal installments on March 31, 2023 and March 31, 2024, with both RSU awards subject to the executive’s continued employment with the Company. The RSU’s will vest immediately if there is a Change in Control (as defined in the Plan.)

(4)	Comprised of 43,333 unvested shares underlying an RSU award granted on September 9, 2021, which will vest in equal installments on March 31, 2023 and March 31, 2024, subject to the executive’s continued employment with the Company. The RSU’s will vest immediately if there is a Change in Control (as defined in the Plan).

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Executive Employment Agreements

Prior Employment Agreements

The Company entered into an employment agreement (“2019 Agreement”) with John Lai on October 1, 2019, to serve as the Company’s Chief Executive Officer for a term of 3 years. Mr. Lai’s annual base salary was a minimum of $100,000 or such higher amount, as determined by the Board. Mr. Lai could be terminated for cause or without cause upon ten (10) days advance written notice. Mr. Lai was eligible to receive discretionary bonuses, as determined by the Board, and eligible for all employee benefits provided to executives of similar tenure. His 2019 Agreement contained customary confidentiality and non-competition provisions which survived for a period of one year after his employment with the Company was terminated. As discussed below, Mr. Lai’s 2019 Agreement was replaced with a new employment agreement on November 10, 2021.

The Company entered into an employment agreement (“April 2021 Agreement”) with Robert Folkes on April 14, 2021, to serve as the Company’s Chief Financial Officer. The employment agreement was for a term of approximately two years and nine months and terminated on January 31, 2024. Mr. Folkes’ annual base salary was $190,000 per year and he was eligible to receive a bonus of up to 50% of his base salary based upon the achievement of performance goals developed by the Compensation Committee. He could be terminated for cause or without cause upon ten (10) days advance written notice. His employment agreement contained customary confidentiality and non-competition provisions which survive for a period of one year after his employment with the Company was terminated. As discussed below, Mr. Folkes April 2021 Agreement was replaced with a new employment agreement on November 10, 2021.

Current Employment Agreements

On November 10, 2021, the Company also entered into a new employment agreement with Randall Meyer, its Chief Operating Officer, and amended its employment agreements with John Lai and Robert Folkes. With the exception of salary and severance payments, the employment agreements for these executive officers are substantially identical with each other.

All of these employment agreements expire on September 30, 2024. Messrs. Lai, Folkes and Meyer each have annual base salaries of $275,000, $240,000 and $220,000, respectively, subject to potential increase or decrease from time to time as determined by the Compensation Committee of the Board of Directors. The employment agreements also provide for a target annual bonus as determined by the Compensation Committee. In addition to an annual salary and bonus, the employment agreements provide that the executive officers are entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company’s retirement, group life, health and disability insurance plans and any other employee benefit plans.

The employment agreements provide for termination of the executive officers at any time by the Company for Cause (as defined in the employment agreements) or without Cause. If an executive officer is terminated for Cause, he will receive his salary through the termination date and reimbursement of any unpaid expenses and accrued but unused vacation/paid time off (“Accrued Obligations”). If the executive officer’s employment is terminated by the Company without Cause, subject to the execution of a release of any and all claims or potential claims against the Company, the executive officer will be entitled to receive a severance payment, his accrued but unpaid bonus, if any, and any Accrued Obligations owed through the termination date, in a lump sum payment within 10 days after the termination date. Mr. Folkes will receive a severance payment equal to 6 months of his base salary. Mr. Lai and Mr. Meyer will each receive a severance payment equal to 1 months’ base salary. If the executive’s employment is terminated as a result of his death or disability, he or his estate will receive his compensation through the date of termination, his accrued and unpaid bonus, if any, and Accrued Obligations through the date of termination. Each executive officer is required to agree to non-competition, non-solicitation and confidentiality obligations. The confidentiality covenants are perpetual, while the non-compete and non-solicitation covenants apply during the term of the new employment agreements and for 12 months following the executive officer’s termination.

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Additionally, the executive officers received grants of RSU’s, in fiscal 2022 which provide for immediate acceleration upon a change in control (as defined in the Plan).

Director Compensation

Directors who are not employees of the Company are paid directors fees, in cash, stock, or a combination thereof. In fiscal 2022, we did not pay any cash compensation to our non-employee directors. All compensation was paid with stock and RSU’s, with half of the compensation paid in stock on October 1, 2021, the date of grant, and the other half paid in RSU’s vesting six months from the date of grant. In fiscal 2021, our non-employee directors received the following compensation for their services: each non-employee director received an annual retainer of $40,000; the Chairman received an additional $10,000; each non-employee director serving as a chair of a standing committee received an additional $5,000 and each non-employee director who served on two or more committees received an additional $2,500 per year.

The following table provides information on compensation paid to our non-employee directors for their services as members of our board of directors during our fiscal year ended March 31, 2022:

Name of Director	Fees paid in cash ($)	Stock awards ($)(1)	Option Awards ($)(2)	All other compensation ($)		Total ($)
Gregory Cash	—	51,999	—	130,000	(3)	181,999
David Deming	—	39,901	—	81,000	(3)	120,901
Joseph Jasper	—	22,499	—	—		22,499
Scott M. Johnson	—	38,899	—	—		38,899
James Martin	—	22,499	—	—		22,499
Dr. David Masters(4)	—	19,999	—	77,218	(3)	97,217
Robert Rudelius	—	22,499	—	—		22,499

(1)	The amounts reported in this column reflects the aggregate grant date fair value of the stock awards as computed in accordance with FASB ASC Topic 718. Information regarding the valuation assumptions used in the calculations are included in “Note 15 – Common Stock and Warrants” to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2022.

(2)	We did not grant any stock options or warrants to our directors in fiscal 2022 As of March 31, 2022, the aggregate number of outstanding warrants held by Mr. Cash was 27,099; Mr. Deming was 57,354; for Mr. Jasper was 48,225; for Mr. Johnson was 25,376, for Mr. Martin was 22,500 and for Mr. Rudelius was 44,135.

(3)	Represents consulting fees paid to these directors.

(4)	Mr. Masters was no longer a member of the Board effective as of March 5, 2022.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth securities authorized for issuance under any equity compensation plan approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of March 31, 2022.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in table)
Plans approved by shareholders(1)	567,668	$3.20	233,923
Plans not approved by shareholders(2)	757,484	$2.29	—

(1)	PetVivo Holdings, Inc. 2020 Equity Incentive Plan.

(2)	Represents warrants granted to officers, directors, employees, financial advisors, consultants, investors, and other service providers pursuant to individual contracts, investments, awards or arrangements for compensatory purposes.

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Certain Relationships and Related party Transactions

The following is a summary of the transactions in fiscal 2021 and 2022 between the Company and its executive officers, directors, nominees for directors, principal stockholders and related parties involves amounts in excess of $120,000 or that the Company has chosen to voluntarily disclose.

David Masters

Notes and Settlement Agreement

Effective September 1, 2020, the Company entered into two debt settlement agreements with Dr. David Masters, a former officer and director of the Company, pursuant to (i) an Amendment to Promissory Note (“Amendment”) which amended certain outstanding promissory notes dated September 5, 2013, February 11, 2014 and August 14, 2014 (collectively, the “Outstanding Notes”) issued by Gel-Del, the Company’s wholly-owned subsidiary, with an aggregate amount owed of $65,700 and (ii) a Promissory Note (“Note”) having a principal amount of $195,000, which represents accrued salary owed to Dr. Masters. The Amendment extends, for up to an additional two years and under the same terms as originally entered into, the Outstanding Notes. The Company also entered into a Settlement and General Release (“Settlement Agreement”) with Dr. Masters that provides for the settlement and general release of any and all past claims, demands, damages, judgements, causes of action, and liabilities that Dr. Masters may have had, may currently have or may acquire against the Company and its subsidiaries, including, but not limited to any claims related to (a) the ownership, operation, business, or financial condition of Company or its business, (b) any promissory note, loan, contract, agreement or other arrangement, whether verbal or written, including all unpaid interest charges, late fees, penalties or any other charges thereon, entered into or established between Dr. Masters and his affiliates and the Company on or prior to the September 1, 2020 or (c) the employment of Dr. Masters by the Company (except for claims directly relating to the breach of the Amendment, the Outstanding Notes or a Consulting Agreement dated September 1, 2022 between the Company and Dr. Masters (“Consulting Agreement”).

Effective October 15, 2020, we entered into a note conversion agreement with Dr. Masters in which he agreed to convert his Note having an outstanding principal amount of $192,500 plus a conversion fee of $3,500 into units (the “Units”) consisting of one share of the Company’s common stock and one warrant to purchase one share of Common Stock, as part of the Company’s public offering of Units.

At the closing of the Company’s public offering on August 13, 2021, the Note was converted into 43,556 Units, which consisted of 43,556 shares of the Company’s common stock and warrants to purchase 43,556 shares of our common stock. The warrants have an exercise price of $5.625 per share and expire on August 13, 2026. The Company also repaid the outstanding balance under the Amendment, which was $25,954 as of the closing date of the public offering.

The Company believes that it has satisfied all of its obligations to Dr. Masters in full. However, the Company received correspondence from an attorney representing Dr. Masters, alleging, among other items, that the Company breached the Settlement Agreement and Consulting Agreement with him and owes him additional monies pursuant to these agreements. His attorney also alleges that the Company promised to enter into a new employment agreement with him and failed to fulfill that promise. The Company believes that Dr. Master’s claims are without merit and has retained legal counsel to respond to these allegations. The Company does not believe that this matter will have a material impact on its financial position or results of operations.

Warrants

On September 4, 2020, the Company granted warrants for 30,000 shares of its common stock valued at $96,000 to Dr. Masters for production and manufacturing consulting services, at a price of $1.40 per share, vesting in equal monthly amounts over the four-month period ended December 31, 2020 for a term of 5 years from the date of the grant.

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John Lai

On December 16, 2019, PetVivo, John Lai, Wesley Hayne and Edward Wink entered into an escrow agreement (“Escrow Agreement”) which replaced the prior escrow agreement dated June 7, 2017 between the parties. Pursuant to the Escrow Agreement, the escrow agent held 254,018 shares of the Company’s common stock registered in the name of Mr. Lai in escrow, which shares would be released when (i) PetVivo obtains equity financing in an amount of at least $5 million and (ii) PetVivo is listed on Nasdaq, the New York Stock Exchange or an equivalent securities exchange. This condition was met on August 13, 2021 and the shares were released to Mr. Lai.

In February 2020, the Company issued John Lai 15,349 shares of common stock pursuant to his cashless conversion of an outstanding warrant for 42,188 shares of common stock with a strike price of $1.48 per share.

On October 30, 2020, Mr. Lai converted 42,188 warrants into common stock with an exercise and conversion price of $1.33 per share into 32,347 shares of our common stock on a cashless basis pursuant to the warrant’s cashless conversion feature. In January 2021, Mr. Lai converted 42,188 warrants into common stock with an exercise and conversion price of $1.33 per share into 38,516 shares of our common stock on a cashless basis pursuant to the warrant’s cashless conversion feature.

In May 2021, Mr. Lai converted 42,188 warrants into common stock with an exercise and conversion price of $1.33 per share into 36,915 shares of our common stock on a cashless basis pursuant to the warrants cashless conversion feature.

Other Transactions

Information relating to executive compensation paid to our executives in fiscal 2022 is under the heading “Executive Compensation” and director compensation for fiscal 2022 is under the heading “Director Compensation.”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of August 1, 2022, based on 9,988,361 shares of Common Stock outstanding as of such date, by: (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each Named Executive Officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and Named Executive Officers as a group. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, subject to applicable community property laws.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Beneficial Ownership (%)
Named Executive Officers and Directors
John Lai (2)	1,109,807	10.96%
Robert J. Folkes (3)	41,000	*
Randall Meyer (4)	576,991	5.77%
James Martin (5)	140,724	1.40%
Joseph Jasper (6)	72,507	*
Scott Johnson (7)	207,068	2.07%
Robert Rudelius (8)	196,208	1.95%
Robert Costantino (9)	1,000	*
Leslie Coolidge (10)	—	*
Gregory Cash (11)	69,502	*
David Deming (12)	93,617	*
All Directors and Executive Officers as a Group (11 Persons) (13)	2,508,424	24.9 1%

Owners of more than 5% of our Stock
John Dolan (14)	583,017	5.79%
Stanley Cruden (15)	655,000	6.56%
David B. Masters (16)	793,983	7.88%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Minneapolis, MN 55439.

(2)	Amount consists of 967,992 shares owned directly by Mr. Lai, and warrants to purchase 141,815 shares that are vested or will vest within 60 days of the Record Date.

(3)	Amount consists of 41,000 shares directly owned by Mr. Folkes.

(4)	Amount consists of 563,568 shares that are owned directly by Mr. Meyer and includes warrants to purchase 13,423 shares that are vested or will vest within 60 days of the Record Date.

(5)	Amount consists of 102,517 shares held by Mr. Martin directly, his two IRA accounts, by Martinmoore Holdings, LLP, a company controlled by Mr. Martin who exercises sole voting and dispositive power over the shares, warrants to purchase 39,800 and stock options to purchase 6,740 shares that are vested or will vest within 60 days of the Record Date.

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(6)	Amount includes 17,542 shares held directly by Mr. Jasper and warrants to purchase 48,225 shares and stock options to purchase 6,740 shares that are vested or will vest within 60 days of the Record Date.

(7)	Amount consists of 175,565 shares held by Mr. Johnson directly and includes warrants to purchase 25,376 shares and stock options to purchase 6,127 shares that are vested or will vest within 60 days of the Record Date.

(8)	Amount includes 145,333 shares held by Mr. Rudelius directly, in his IRA, and by Noble Ventures, LLC, a company controlled by Mr. Rudelius and warrants to purchase 44,135 shares and stock options to purchase 6,740 shares that are vested or will vest within 60 days of the Record Date.

(9)	Amount consists of 1,000 shares held by Mr. Costantino and his wife as joint tenants with right of survivorship. Mr. Costantino joined the Board on July 27, 2022.

(10)	Ms. Coolidge joined the Board on July 27, 2022.

(11)	Amount consists of 35,050 shares held by Mr. Cash directly and warrants to purchase 27,099 shares and stock options to purchase 7,353 shares that are vested or will vest within 60 days of the Record Date.

(12)	Amount consists of 29,890 shares held by Mr. Deming directly or with his spouse and warrants to purchase 57,354 shares and stock options to purchase 6,373 shares that are vested or will vest within 60 days of the Record Date.

(13)	Amount includes warrants and stock options held by all of our Named Executive Officers and directors, as a group, to purchase an aggregate of 437,300 shares that are vested or will vest within 60 days of the Record Date.

(14)	Amount consists of 497,905 shares held directly by Mr. Dolan and warrants to purchase 85,112 shares that are vested or will vest within 60 days of the Record Date.

(15)	As reported in Mr. Cruden’s Amendment No. 8 to his Schedule 13G filed with the SEC on May 20, 2022. Mr. Cruden’s address is 1135 Calgary Rd, North Port, FL 34288.

(16)	Amount consists of 708,727 shares held directly by Dr. Masters and warrants to purchase 85,256 shares that are vested or will vest within 60 days of the Record Date.

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PROPOSAL ONE: ELECTION OF DIRECTORS

General

Our Bylaws provide that the exact number of directors comprising our Board of Directors will be determined from time to time by resolution adopted by the Board. At each annual meeting of stockholders, directors whose terms expire at that annual meeting are elected for a one-year term.

Our Board of Directors is currently composed of nine (9) members. The current term of all nine directors expires at this Annual Meeting. Messrs. Lai, Jasper, Johnson, Martin, Rudelius and Costantino and Ms. Coolidge are being nominated for reelection to the Board (collectively, the “Nominees”). Messrs. Cash and Deming will not stand for reelection. Information about our nominees is included under “Executive Officers and Directors” beginning on page 6 of this Proxy Statement.

If re-elected, each director will serve until the next annual meeting of stockholders or until his or her successor is elected.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the Nominees. Each Nominee has consented to serve on our Board of Directors, and the Board of Directors has no reason to believe that each Nominee will not serve if elected. If, however, any Nominee should become unavailable to serve as a director, and if the Board has designated a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Experience of Nominees

Biographical information relating to the nominees is under the heading “Executive Officers and Directors” beginning on page 6 of this Proxy Statement.

Vote Required

The nominees for election to the Board of Directors who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, WITHHOLD your vote from all of the nominees or you may WITHHOLD your vote for any nominee you specify.

Board Recommendation

The Board of Directors recommends that stockholders vote “FOR” the nominees set forth above.

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PROPOSAL TWO: ratification of the appointment of the independent registered public accounting firm

Overview

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditor, engaged Assurance Dimensions, Inc. (“Assurance”), as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2023. As a matter of good corporate governance, we are requesting that the stockholders ratify the Audit Committee’s appointment of Assurance as our independent registered public accounting firm. If stockholders do not ratify the appointment of Assurance, the Audit Committee will reevaluate the appointment, but may retain Assurance as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Assurance will be present telephonically at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by Assurance for the audit of the Company’s annual financial statements for the fiscal years ended March 31, 2022 and 2021, and fees for other services rendered by Assurance during those periods:

Fee Category	Fiscal 2022	Fiscal 2021
Audit Fees	$73,065	$45,130
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$73,065	$45,130

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual audited financial statements and review of our quarterly unaudited financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings during these time periods.

Audit-related fees, which were not incurred, would consist of fees billed for services reasonably related to the performance of the audit or review of the financial statements outside of those fees disclosed under “Audit Fees.”

Tax fees, which were not incurred, would include fees for professional services for tax compliance, tax advice, and tax planning work.

All other fees, which were not incurred, would include fees for products and services other than the services reported above.

All of the fiscal 2022 and 2021 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services by Assurance is compatible with maintaining Assurance’s independence and has concluded that it is.

Vote Required

The adoption of Proposal 2 concerning the ratification of Assurance Dimensions, Inc. as our independent registered public accounting firm for the fiscal year ending March 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. You may vote “FOR” or “AGAINST” or abstain from voting on Proposal 2.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023.

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PROPOSAL THREE: APPROVAL OF THE PETVIVO HOLDINGS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Background and Purpose

On July 14, 2022, the Board, upon recommendation of the Compensation Committee, adopted, subject to approval by our stockholders, the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Amended 2020 Plan”). The Amended 2020 Plan incorporates an amendment to increase the number of shares of the Company’s common stock available for issuance under the Plan by an additional 2,000,000 shares and to increase the limit on the shares available for incentive stock options to correspond to the overall share authorization.

The Amended 2020 Plan permits the grant of non-statutory and incentive stock options, stock appreciation rights, or “SARs”, restricted stock awards, restricted stock units, or “RSUs”, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. Our continuing ability to offer equity incentive awards under the Amended 2020 Plan is critical to our ability to attract, motivate, and retain qualified personnel, and in light of the highly competitive market for employee talent in which we operate. If our stockholders approve the Amended 2020 Plan, the Amended 2020 Plan will become effective as of the date of stockholder approval. If our stockholders do not approve the Amended 2020 Plan, the 2020 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Reasons Why You Should Vote in Favor of the Amended 2020 Plan

The Board recommends a vote “FOR” approval of the Amended 2020 Plan because the Board believes the proposed Amended 2020 Plan is in the best interests of the Company and our stockholders for the following reasons:

●	Attracts and retains talent. Talented and motivated employees, non-employee directors, and consultants are essential to executing our business strategies. Stock-based compensation is an important component of total compensation for our non-employee directors, executive officers, and key employees because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of the Company.

●	Consistent with our pay-for-performance compensation philosophy to increase stockholder value. We believe that stock-based compensation, by its very nature, is performance-based compensation. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

●	Aligns director, employee, and stockholder interests. We believe our stock-based compensation programs help align the interests of our non-employee directors and employees with those of our stockholders. We believe our long-term stock-based incentives help promote long-term retention of our non-employee directors and employees and encourage significant ownership of our common stock. If the Amended 2020 Plan is approved, we will be able to maintain these important means of aligning the interests of our non-employee directors and employees with those of our stockholders.

Legal Requirements for Stockholder Approval

Stockholder approval of the Amended 2020 Plan is required (i) for purposes of complying with the stockholder approval requirements for listing our shares on the Nasdaq, and (ii) to comply with the incentive stock options rules under Section 422 of the Internal Revenue Code.

Background for Shares Authorized for Issuance

If the Amended 2020 Plan is approved, the maximum number of shares of common stock available for issuance under the Amended 2020 Plan will be equal to the sum of 2,000,000 shares plus 1,000,000 shares originally available under the 2020 Plan. As of August 1, 2022, 657,741 shares of our common stock were subject to outstanding awards under the 2020 Plan and 143,850 shares of our common stock remained available for issuance under the 2020 Plan.

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In determining the number of shares of common stock by which to increase the 2020 Plan, the Board and Compensation Committee considered a number of factors, which are discussed further below, including:

●	Shares currently available under the 2020 Plan and total outstanding equity-based awards and how long the shares available are expected to last;

●	Historical equity award granting practices, including our annual share usage rate (commonly referred to as “burn rate”); and

●	Potential dilution and overhang.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In determining the number of shares of common stock by which to increase the 2020 Plan, the Board and Compensation Committee also considered shares currently available under the 2020 Plan and total outstanding equity awards and how long the shares available under the 2020 Plan are expected to last. To facilitate approval of the Amended 2020 Plan, set forth below is information about our shares of common stock that may be issued under our 2020 Plan as of August 1, 2022:

As of August 1, 2022,

●	we had 9,988,361 shares of common stock issued and outstanding;

●	Stock options to purchase 285,073 shares of our common stock and restricted stock unit awards covering 372,668 shares were outstanding under the 2020 Plan; and

●	143,850 shares remained available for issuance under the 2020 Plan.

Historical Equity Award Granting Practices

In determining the number of shares of common stock by which to increase the 2020 Plan, the Board and Compensation Committee also considered the historical number of equity awards granted under the 2020 Plan in the fiscal year ended March 31, 2022. The following table sets forth information regarding awards granted and earned and the annual burn rate for the last fiscal year.

Fiscal Year ended March 31, 2022
Stock options granted	195,000
Restricted stock units awarded	549,565
Weighted average basic common shares outstanding during fiscal year	8,760,877
Burn rate	8.50%

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Based on historical and anticipated granting practices and the recent trading price of our common stock, we expect the additional shares authorized for issuance by the Amended 2020 Plan to cover awards for approximately three years. However, we cannot predict our future equity grant practices, the future price of our shares, or future hiring activity with any degree of certainty at this time, and the share increase provided by the Amended 2020 Plan could last for a shorter or longer period.

Dilution Analysis

The table below shows our potential dilution (often referred to as overhang) levels based on the shares of our common stock outstanding combined with our total equity awards outstanding, the shares currently available for grant under the 2020 Plan and our proposal for 2,000,000 new shares of our common stock to be available for awards under the Amended 2020 Plan. The 2,000,000 new shares represent potential dilution of approximately 15.64% of the Total Potential Overhang plus Shares of Common Stock Outstanding as of August 1, 2022, as described in the table below. We believe that this number of shares of common stock under the Amended 2020 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue granting equity awards in furtherance of our performance-based compensation practices, the Company’s objectives and the goals of our equity compensation program.

Potential Overhang as of August 1, 2022, with 2,000,000 New Shares

Outstanding Stock Options as of August 1, 2022	285,073
Outstanding Restricted Stock Units as of August 1, 2022	372,668
Total Equity Grants Outstanding as of August 1, 2022	657,741
Shares Available for Future Grant under the 2020 Plan as of August 1, 2022	143,850
Additional Shares Requested	2,000,000
Total Potential Overhang under the Amended 2020 Plan(1)	2,801,591
Common Stock Outstanding as of August 1, 2022	9,988,361
Total Potential Overhang plus Shares of Common Stock Outstanding as of August 1, 2022(2)	12,789,952
Potential Dilution of 2,000,000 Additional Shares as a Percentage of Fully Diluted Shares of Common Stock Outstanding	15.64%

(1)	Total Potential Overhang consists of (i) 657,741 total shares subject to outstanding awards as of August 1, 2022, plus (ii) 143,850 shares available for future grant under the 2020 Plan as of August 1, 2022, plus (iii) 2,000,000 additional shares requested under the Amended 2020 Plan.
(2)	Fully Diluted Shares of Common Stock consists of the shares of common stock outstanding as of August 1, 2022, plus the Total Potential Overhang under the Amended 2020 Plan.

Summary of the Amended 2020 Plan

The major features of the Amended 2020 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Amended 2020 Plan, a copy of which may be obtained upon request by contacting our Corporate Secretary at 5251 Edina Industrial Blvd., Edina, Minnesota 55439, or by telephone at (952) 405-6216. A copy of the Amended 2020 Plan has also been filed electronically with the SEC as an appendix to this Proxy Statement and is available through the SEC’s website at www.sec.gov.

Eligible Participants – Employees, consultants, and advisors of the Company (or any subsidiary), and non-employee directors of the Company will be eligible to receive awards under the Amended 2020 Plan. In the case of consultants and advisors, however, their services cannot be in connection with the offer and sale of securities in a capital-raising transaction nor directly or indirectly promote or maintain a market for the Company’s securities.

Administration – The Amended 2020 Plan will be administered by the Compensation Committee of our Board of Directors (the “Committee”), which has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment, any deferral payment, and other terms and conditions of each award. Subject to the provisions of the Amended 2020 Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee also has the authority to interpret and establish rules and regulations for the administration of the Amended 2020 Plan. In addition, the Board of Directors may also exercise the powers of the Committee.

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Shares Authorized – Subject to adjustment (as described below), the maximum number of shares of our common stock authorized for issuance under the Amended 2020 Plan will be 2,000,000 shares plus 1,000,000 shares originally available under the 2020 Plan. No more than 3,000,000 total shares may be granted as incentive stock options and no more than 100,000 shares may be granted to any non-employee director in any one plan year (other than shares received in lieu of any annual cash retainer or meeting fees).

Our shares of common stock covered and reserved for each award under the Amended 2020 Plan will be counted against the aggregate number of shares available for award. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Amended 2020 Plan. Common shares covered by an award made under the Amended 2020 Plan (or to which an award relates) that are not purchased or forfeited, or are subject to an award that otherwise terminates or is cancelled without delivery of any shares, will be restored to the 2020 Plan and available for award again. Shares that are withheld in full or partial payment of the purchase or exercise price or tax obligation of any award will not be available again for further grants under the Amended 2020 Plan.

Shares that are issued under the Amended 2020 Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the Amended 2020 Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares authorized for issuance under the Amended 2020 Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the Amended 2020 Plan, any shares withheld to pay the exercise price or grant price of awards under the Amended 2020 Plan, and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the shares authorized for issuance under the Amended 2020 Plan and will not be available again for grant under the Amended 2020 Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the Amended 2020 Plan. Any shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. Any shares related to awards granted under the Amended 2020 Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares will be available again for grant under the Amended 2020 Plan. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the Amended 2020 Plan. The shares available for issuance under the Amended 2020 Plan may be authorized and unissued shares or treasury shares.

Types of Awards – Awards can be granted for no cash consideration or for any cash and other consideration as determined by the Committee. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of the Company’s common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share of any stock option and the grant price of any SAR may not be less than the fair market value of the Company’s common stock on the date of grant. The term of any award cannot be longer than ten years from the date of grant. Awards will be adjusted in the event of a stock dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger or other business combination, or similar corporate transaction, in order to prevent dilution or enlargement of the benefits or potential benefits provided under the Amended 2020 Plan.

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The Amended 2020 Plan permits grants of the following types of awards:

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Amended 2020 Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiaries. Each stock option granted under the Amended 2020 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions. The exercise price of each stock option granted under the Amended 2020 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value under the plan means unless otherwise determined by the Committee, the closing price of our common stock, as reported on NASDAQ, on the immediately prior trading day. The closing price of our common stock, as reported on the Nasdaq on August 1, 2022 was $2.23 per share. The Board fixes the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock, or a combination of both equal to the difference between the fair market value of shares of our common stock and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Board or Committee may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The Board or Committee fixes the term of each SAR, but SARs granted under the Amended 2020 Plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards, Restricted Stock Units, and Deferred Stock Units. Restricted stock awards, restricted stock units, or RSUs, and/or deferred stock units may be granted under the Amended 2020 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs or deferred stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. Deferred stock units permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the Board or Committee. The Board or Committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or deferred stock units granted, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of common stock, other awards, or a combination of both, may be granted under the Amended 2020 Plan in such amounts and upon such terms as the Board or Committee may determine. The Board or Committee will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Board or Committee at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the Amended 2020 Plan to non-employee directors. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the Board or Committee may establish in its sole discretion consistent with the provisions of the Amended 2020 Plan. The Board or Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, RSUs, deferred stock units, or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board or Committee may determine.

Dividend Equivalents. With the exception of stock options, SARs, and unvested performance awards, awards under the Amended 2020 Plan may, in the Board’s or Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on unvested awards. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Board or Committee.

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Duration, Termination, and Amendment

Unless terminated by the Board of Directors, the Amended 2020 Plan will expire on September 21, 2030, and no awards may be made after that date. Our Board of Directors may amend, suspend, discontinue or terminate the Amended 2020 Plan at any time, although shareholder approval must be obtained for any amendment that would (i) increase the number of shares of our common stock available under the Amended 2020 Plan, (ii) increase the award limits under the Amended 2020 Plan, (iii) permit awards of options or SARs at a price less than fair market value, or (iv) permit repricing of options or SARs.

Termination of Employment or Other Service. The Amended 2020 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;

●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, deferred stock units, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;

●	All outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, deferred stock units, performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

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Modification of Rights upon Termination. Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, deferred stock units, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date. Any such action by the Board adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board is authorized by the Amended 2020 Plan to take such action.

Forfeiture and Recoupment. If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause” or an “adverse action,” as such terms are defined in the Amended 2020 Plan, all rights of the participant under the Amended 2020 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the Amended 2020 Plan during the 12 month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture, or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded or any policy adopted by the Company.

Effect of Change in Control. Generally, a change in control will mean:

●	The acquisition, other than from the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of common stock;

●	The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock of the corporation resulting from the transaction; or

●	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

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Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the Board may, in its discretion, determine whether some or all outstanding options shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards, RSUs and deferred stock units shall lapse in full or in part, and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Board may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us, or a combination of both cash and such shares of stock.

Term, Termination, and Amendment. Unless sooner terminated by the Board, the Amended 2020 Plan will terminate at midnight on September 21, 2030. No award will be granted after termination of the Amended 2020 Plan, but awards outstanding upon termination of the Amended 2020 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Amended 2020 Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the Amended 2020 Plan or terminate any outstanding award agreement and the Board has the authority to amend the Amended 2020 Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the Amended 2020 Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Amended 2020 Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the Amended 2020 Plan; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of common stock issued or issuable under the Amended 2020 Plan; (iv) increase any limitation set forth in the Amended 2020 Plan on the number of shares of common stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the Amended 2020 Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the Amended 2020 Plan. No termination, suspension, or amendment of the Amended 2020 Plan shall adversely affect any outstanding award previously granted under the Amended 2020 Plan without the written consent of the participant holding such award.

Transferability of Awards

Except in certain limited situations permitted under the Amended 2020 Plan, awards other than stock awards under the Amended 2020 Plan may only be transferred by will or probate laws of descent and distribution, and under no circumstances may outstanding awards be transferred for value.

Federal Tax Consequences of the Amended 2020 Plan

The following is a general summary, as of the date of this information statement, of the federal income tax consequences to participants and the Company of transactions under the Amended 2020 Plan. This summary is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Amended 2020 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Amended 2020 Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

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Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, Deferred Stock Units, and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, deferred stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the Amended 2020 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

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Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our Annual Report on Form 10-K for our fiscal year ended March 31, 2022; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2106 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit.

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Importance of Consulting a Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award.

Equity Compensation Plan Information

Information regarding outstanding equity awards and shares reserved for future issuance under our equity compensation plans as of March 31, 2022 is described above under “Securities Authorized for Issuance Under Equity Compensation Plans.”

New Plan Benefits under the Amended 2020 Plan

Awards under the Amended 2020 Plan will be granted in amounts and to individuals as determined by the Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the Amended 2020 Plan are not determinable at this time.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this matter is required to approve the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan. You may vote “FOR” or “AGAINST” or abstain from voting on this Proposal 3.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” approval of the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our 2023 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than May 2, 2023 to be included in the proxy statement for that meeting. Any other stockholder proposals, including director nominations, to be presented at the 2023 Annual Meeting of Stockholders (other than a matter brought pursuant to SEC Rule 14a-8) must be given in writing to our Corporate Secretary and must be delivered to or mailed and received at our registered office between June 14, 2023 and July 13, 2023. The proposal must be submitted by a stockholder of record and must set forth the information required in our Bylaws.

If we hold our annual meeting more than 30 days before or after October 14, 2023 (the one-year anniversary date of our 2022 Annual Meeting of Stockholders), we will disclose the new deadline by which these stockholder proposals must be received in a press release, under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K.

ANNUAL REPORT

The Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and our Annual Report at www.proxyvote.com. Requests for copies of our Annual Report may also be directed in writing to the Corporate Secretary at PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439, Attn: John F. Dolan, Corporate Secretary or via email at jdolan@petvivo.com.

We filed our Annual Report with the SEC on June 24, 2022. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at PetVivo Holdings, Inc., 5251 Edina Industrial Boulevard, Edina, Minnesota 55439, Attn: John F. Dolan, Corporate Secretary or via email at jdolan@petvivo.com.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

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Appendix A

PETVIVO HOLDINGS, INC.

AMENDED AND RESTATED

2020 EQUITY INCENTIVE PLAN

(as proposed to be amended on October 14, 2022)

Table of Contents

1.	Purposes of the Plan: Prior Plan	1
2.	Definitions.	1
3.	Plan Administration.	6
4.	Shares Available for Issuance.	8
5.	Participation.	10
6.	Options.	10
7.	Stock Appreciation Rights.	11
8.	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.	12
9.	Performance Awards.	14
10.	Non-Employee Director Awards.	16
11.	Other Stock-Based Awards.	16
12.	Dividend Equivalents.	17
13.	Effect of Termination of Employment or Other Service.	17
14.	Payment of Withholding Taxes.	20
15.	Change in Control.	21
16.	Rights of Eligible Recipients and Participants; Transferability.	23
17.	Securities Law and Other Restrictions.	24
18.	Deferred Compensation; Compliance with Section 409A.	25
19.	Amendment, Modification and Termination.	25
20.	Substituted Awards.	26
21.	Effective Date and Duration of this Plan.	26
22.	Miscellaneous.	26

i

PETVIVO HOLDINGS, INC.

AMENDED AND RESTATED

2020 EQUITY INCENTIVE PLAN

(as proposed to be amended on October 14, 2022)

1. Purposes of the Plan: Prior Plan

1.1 Purposes. The purpose of the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan (this “Plan”) is to advance the interests of PetVivo Holdings, Inc., a Nevada corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company. This Plan has been approved by the Board and shall become effective upon approval by the stockholders of the Company on October 14, 2022 (the “Effective Date”).

1.2 Prior Plan. The Plan as set forth herein constitutes an amendment and restatement of the PetVivo Holdings, Inc. 2020 Equity Incentive Plan as in effect immediately prior to the Effective Date (“Prior Plan”). This Plan shall supersede and replace in its entirety the Prior Plan.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1 “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

2.3 “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.4 “Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

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2.5 “Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

2.8 “Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

2.9 “Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

2.10 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.11 “Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan. If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “non- employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the NYSE American (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

2.12 “Common Stock” means the common stock of the Company, par value $0.001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

2.13 “Company” means PetVivo Holdings, Inc., a Nevada corporation, and any successor thereto as provided in Section 22.5 of this Plan.

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2.14 “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15 “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.16 “Director” means a member of the Board.

2.17 “Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18 “Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

2.19 “Effective Date” means October 14, 2022 or such later date as approved by the Company’s stockholders.

2.20 “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.21 “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

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2.23 “Fair Market Value” means, with respect to the Common Stock, as of any date a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock as reported on the NASDAQ, NYSE American or other established stock exchange (or exchanges) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion, provided that with respect to establishing the exercise price of an Option or Stock Appreciation Right, the Committee shall irrevocably commit to grant such Award prior to the period during which the Fair Market Value is determined. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Common Stock as of the immediately preceding trading date at the end of the regular trading session, as reported by the NYSE American or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.24 “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.25 “Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.26 “Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

2.27 “Non-Employee Director” means a Director who is not an Employee.

2.28 “Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.29 “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

2.30 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

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2.31 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.32 “Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

2.33 “Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.34 “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.35 “Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.36 “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.37 “Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

2.38 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.39 “Plan” means the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan, as may be amended from time to time.

2.40 “Plan Year” means the Company’s fiscal year.

2.41 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.42 “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.43 “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.44 “Retirement” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty- five (55) with the present intention to leave the Company’s industry or to leave the general workforce.

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2.45 “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.46 “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.47 “Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

2.48 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.49 “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.50 “Tax Laws” has the meaning set forth in Section 22.8 of this Plan.

3. Plan Administration.

3.1 The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2 Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a) To designate the Eligible Recipients to be selected as Participants;

(b) To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

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(c) To determine the time or times when Awards will be granted;

(d) To determine the duration of each Award;

(e) To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(f) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(g) To determine Fair Market Value in accordance with Section 2.23 of this Plan;

(h) To amend this Plan or any Award Agreement, as provided in this Plan;

(i) To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(j) To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k) To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l) To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and

(m) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

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3.3 Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delegate appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

3.4 No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

3.5 Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Section 19.2 of this Plan.

4. Shares Available for Issuance.

4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 3,000,000 shares.

4.2 Limits on Incentive Stock Options and Non-Employee Director Awards. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan,

(a) the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan may not exceed 3,000,000 shares; and

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(b) the maximum aggregate number of shares of Common Stock granted as an Award to any Non-Employee Director in any one Plan Year will be 100,000 shares; provided that such limit will not apply to any election of a Non-Employee Director to receive shares of Common Stock in lieu of all or a portion of any annual Board, committee, chair or other retainer, or any meeting fees otherwise payable in cash.

4.3 Accounting for Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

4.4 Adjustments to Shares and Awards.

(a) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.4 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

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(b) Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

5. Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

6. Options.

6.1 Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2 Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

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6.4 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5 Payment of Exercise Price.

(a) The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b) In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(c) For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7. Stock Appreciation Rights.

7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

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7.2 Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3 Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.5 Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6 Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7 Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

8. Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units and Deferred Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units or Deferred Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

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8.2 Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3 Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

8.4 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.5 Dividend Rights.

(a) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

(b) Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

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8.6 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7 Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8 Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9. Performance Awards.

9.1 Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

9.2 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3 Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

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9.4 Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

9.5 Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

9.6 Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

9.7 Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.4(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

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9.8 Dividend Rights. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10. Non-Employee Director Awards.

10.1 Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non- Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

10.2 Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

11. Other Stock-Based Awards.

11.1 Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

11.3 Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock- Based Award under a Company deferred compensation plan or arrangement.

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12. Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any unvested Awards.

13. Effect of Termination of Employment or Other Service.

13.1 Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:

(a) All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(b) All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c) All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

13.2 Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

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(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(c) All outstanding unvested Restricted Stock Units, Deferred Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

13.3 Termination for Reasons Other than for Cause, Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a) All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right).

(b) All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited;

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(c) All outstanding unvested Restricted Stock Units, Deferred Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

13.4 Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 13.5, 15 or 19 of this Plan).

13.5 Additional Forfeiture Events.

(a) Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

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(b) Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any Award made as required by the provisions of the Dodd- Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by Applicable Law or under the requirements of any stock exchange or market upon which the shares of Common Stock are then listed or traded. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

14. Payment of Withholding Taxes.

14.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

14.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

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15. Change in Control.

15.1 Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity’s governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(b) The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(c) a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

15.2 Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

(a) require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.4;

(b) provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

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(c) require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

15.3 Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

15.4 Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

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15.5 Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16. Rights of Eligible Recipients and Participants; Transferability.

16.1 Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

16.2 No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

16.3 Rights as a Stockholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

16.4 Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

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(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d) The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

16.5 Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

17. Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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18. Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19. Amendment, Modification and Termination.

19.1 Generally. Subject to other subsections of this Section 19 and Sections 3.4 and 19.3 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

19.2 Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Awards which may be made, in respect of any type of Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.4 of this Plan.

19.4 Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.

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20. Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21. Effective Date and Duration of this Plan.

This Plan is effective as of the Effective Date. This Plan will terminate at midnight on September 21, 2030, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22. Miscellaneous.

22.1 Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

22.2 Relationship to Other Benefits. Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

22.3 Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.4 Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Nevada, notwithstanding the conflicts of laws principles of any jurisdictions.

22.5 Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

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22.6 Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

22.7 Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

22.8 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

22.9 Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

22.10 Indemnification. Subject to any limitations and requirements of Nevada law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

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PetVivo Holdings, Inc.

5251 EDINA INDUSTRIAL BLVD
MINNEAPOLIS, MN 55439
ATTN: JOHN DOLAN
CHIEF BUSINESS DEVELOPMENT OFFICER

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 13, 2022. Follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) John Lai
02) Joseph Jasper
03) Scott Johnson
04) James Martin
05) Robert Rudelius
06) Leslie Coolidge
07) Robert Costantino

The Board of Directors recommends you vote FOR proposals 2 and 3:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000577980_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com

PETVIVO HOLDINGS, INC.
Proxy for Annual Meeting of Stockholders
October 14, 2022 9:00 A.M. CDT
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John Lai and Robert Folkes, as proxies (the "Proxies"), or either of them, each with full power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of PetVivo Holdings, Inc. (the "Company") held of record by the undersigned on August 22, 2022 at the Annual Meeting of Stockholders to be held at the offices of Fox Rothschild LLP, located at 222 S. Ninth Street, Suite 2000, Minneapolis, MN 55402-3338 on Friday, October 14, 2022 at 9:00 A.M. CDT or at any adjournment(s) or postponement(s), thereof, as directed below, and in their discretion on any other matters which may properly come before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000577980_2 R1.0.0.24

Continued and to be signed on reverse side